SUPPLEMENT TO THE PROSPECTUS
                                AND STATEMENT OF
                             ADDITIONAL INFORMATION
                                       OF
                     EVERGREEN EMERGING MARKETS GROWTH FUND
                                  (the "Fund")

         The section of the prospectus entitled "Sub-advisers" under "Management of the Funds" and the section of the statement of additional information entitled "Investment Advisers" are hereby supplemented to reflect the following:

         Effective September 1, 1997, Keystone Investment Management Company ("Keystone") will become sub-adviser to the Fund. Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116, has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. As sub-advisor, Keystone's research department and staff will provide the Capital Management Group of First Union National Bank, the Fund's investment adviser, with information, investment recommendations, advice and assistance on the Fund. Keystone will receive a fee equal to: 1% of the first $100 million of average daily net assets; .95 of 1% of the next $100 million of average daily net assets; .90 of 1% of the next $100 million of average daily net assets; and .85% of average daily net assets in excess of $300 million from Capital Management Group for its services. Keystone is a subsidiary of First Union National Bank.

August 13, 1997

                                                                  EMER-SK